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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


         Date of Report                                          March 14, 1997
(Date of earliest event reported)                               (March 11, 1997)




                                Storage USA, Inc.
             (Exact name of registrant as specified in its charter)


          Tennessee                      001-12190               62-1251239
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



                         10440 Little Patuxent Parkway,
                                   Suite 1100,
                            Columbia, Maryland 21044
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (410) 730-9500


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

Item 5.  Other Events

         Registrant has entered into an Underwriting Agreement with Goldman, Sachs & Co. in connection with the sale of 1.4 million shares of Registrant's common stock (the "Offering") pursuant to Registrant's Prospectus Supplement dated as of March 11, 1997, to a Prospectus dated February 26, 1997, included as part the Registration Statement on Form S-3 (No. 333- 21991) filed with the Commission on February 19, 1997. Pursuant to the Underwriting Agreement, the Company has granted Goldman, Sachs & Co. a 30-day option to purchase up to an aggregate of 210,000 additional shares to cover over-allotments. The Underwriting Agreement is attached hereto as Exhibit 1.



Item 7.  Financial Statements, ProForma Financial Information and Exhibits

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit      Description
         -------      -----------

         1 Underwriting Agreement and related Pricing Agreement, dated March 11, 1997, between Registrant, SUSA Partnership, L.P. and Goldman, Sachs & Co.

         8            Opinion of Hunton & Williams, dated March 14, 1997



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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STORAGE USA, INC.
                                     (Registrant)


Date:  March 14, 1997               By: /s/ Christopher P. Marr
                                        -----------------------------------
                                        Christopher P. Marr
                                        Vice President - Financial Reporting and
                                         Controller



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
                                  EXHIBIT INDEX


Exhibit  Description                                                       Page
-------  -----------                                                       ----

1        Underwriting Agreement between Registrant, SUSA
         Partnership, L.P. and Goldman, Sachs & Co., dated March 11, 1997.

8        Opinion of Hunton & Williams, dated March 14, 1997




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